SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  November 13, 2001




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               000-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



     28470 W. 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN     48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  5.          Other  Events.

          On November 9, 2001, SEMCO Energy, Inc.'s Michigan gas division announced the withdrawal of its request to extend its Customer Choice Program, which included a frozen gas cost. See press release exhibit hereto.



Item  7.(c)     Exhibits.

     99     Press  Release  issued  November  9,  2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SEMCO  Energy,  Inc.
                                        (Registrant)


Dated:  November  13,  2001
                                   By: /s/Marcus Jackson
                                      ---------------------------------
                                        Marcus  Jackson
                                        President  and  C.E.O.

                                  EXHIBIT INDEX
                                    Form 8-K
                                November 13, 2001


                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
99              Press  Release  issued                x
                November 9, 2001.